EXHIBIT 6.1

                                                                EXHIBIT 6.1

                                                                CONFORMED COPY

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber and John Irving and each of them severally, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                               /s/ FRANK J. HALLIWELL
                               -----------------------------

                               Name:    Frank J. Halliwell

                                                                CONFORMED COPY


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber and John Irving and each of them severally, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                     /s/ IAN J. WEBBER
                                     ----------------------------------------

                                     Name:    Ian J. Webber

                                                                CONFORMED COPY


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber and John Irving and each of them severally, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                            /s/ RAYMOND R. MILES
                                            ----------------------------

                                            Name:  Raymond R. Miles

                                                                CONFORMED COPY




                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber and John Irving and each of them severally, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                          /s/ VISCOUNT WEIR
                                          -----------------------------------

                                          Name:    Viscount Weir

                                                        CONFORMED COPY


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber and John Irving and each of them severally, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                         /s/ NIGEL M. S. RICH
                                         -----------------------------------

                                         Name:    Nigel M. S. Rich

                                                                CONFORMED COPY



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber and John Irving and each of them severally, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                     /s/ JOHN D. MCNEIL
                                     ---------------------------------------

                                     Name:  John D. McNeil

                                                        CONFORMED COPY



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber and John Irving and each of them severally, of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-10 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                       /s/ JOHN PHILIP BOWMER
                                       ------------------------------------

                                       Name:  John Philip Bowmer